                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(A) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           UNION PLANTERS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
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

                           (UNION PLANTERS CORP LOGO)

                                 MARCH 17, 2000

Dear Union Planters Shareholder:

     It is my pleasure to invite you to Union Planters Corporation's 2000 Annual Meeting of Shareholders. This year's meeting will be held at Union Planters Bank, National Association, 2800 Ponce DeLeon Boulevard, 7th Floor Media Room, Coral Gables, Florida 33134 on April 20, 2000, at 10:00 a.m. EDT.

     The formal notice of the meeting follows on the next page. In addition to the two items of business, we will also discuss Union Planters' 1999 performance and answer your questions. Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, your admission ticket to the meeting (which is attached to your proxy card) and Union Planters' 1999 Annual Report.

     Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares via a toll-free telephone number or via the Internet or you may sign, date and mail the enclosed proxy card in the envelope provided. Instructions regarding all three methods of voting are contained on the proxy card. If you attend the meeting and prefer to vote in person, you may do so.

     I look forward to seeing you at the meeting.

                                           Sincerely,

                                      /s/ BENJAMIN W. RAWLINS, JR.

                                           Benjamin W. Rawlins, Jr.
                                           Chairman and Chief Executive Officer

                           (UNION PLANTERS CORP LOGO)

                             ---------------------

                               NOTICE OF THE 2000
                         ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

     The Annual Meeting of Shareholders of Union Planters Corporation will be held on April 20, 2000, at 10:00 a.m. EDT, at Union Planters Bank, National Association, 2800 Ponce DeLeon Boulevard, 7th Floor Media Room, Coral Gables, Florida 33134 for the following purposes:

     1. to elect three Class I directors;

     2. to vote on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the 2000 fiscal year; and

     3. to transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on February 22, 2000 are entitled to notice of and to vote at the Annual Meeting.

     Whether or not you plan to attend the meeting, we urge you to vote your shares via a toll-free telephone number or via the Internet or by signing, dating and mailing the enclosed proxy card in the envelope provided.

                                           By Order of the Board of Directors

                                   /s/ E. JAMES HOUSE, JR.

                                           E. James House, Jr.
                                           Corporate Secretary

March 17, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INFORMATION ABOUT UNION PLANTERS CORPORATION................    1
INFORMATION ABOUT THE ANNUAL MEETING........................    1
  Information about Attending the Annual Meeting............    1
  Information about this Proxy Statement....................    1
  Information about Voting..................................    1
  Quorum Requirement........................................    2
  Information about Votes Necessary for Action to be
     Taken..................................................    2
  Other Matters.............................................    2
ELECTION OF DIRECTORS.......................................    2
  Directors to be Elected...................................    2
  Information About our Directors and Nominees..............    3
MEETINGS AND COMMITTEES OF THE BOARD........................    5
DIRECTOR COMPENSATION.......................................    6
UNION PLANTERS STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE
OFFICERS....................................................    6
EXECUTIVE COMPENSATION......................................    7
  Report of the Salary and Benefits Committee on Executive
     Compensation...........................................    7
  Summary Compensation Table................................   10
  Option/SAR Grants in Last Fiscal Year.....................   11
  Option/SAR Exercises and Fiscal Year-End Values...........   12
  Employment Contracts and Termination, Severance, and
     Change of Control Arrangements.........................   13
  Executive Benefit Plans...................................   14
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN.............   15
CERTAIN RELATIONSHIPS AND TRANSACTIONS......................   15
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS...............   16
OTHER INFORMATION...........................................   16
  Shareholder Proposals for the 2001 Annual Meeting.........   16
  Annual Reports and Exhibits...............................   16
  Solicitation of Proxies...................................   17

                  INFORMATION ABOUT UNION PLANTERS CORPORATION

     Union Planters is a bank holding company that conducts its business through its principal bank subsidiary, Union Planters Bank, National Association, and its other banking subsidiaries. We have banking branches in Alabama, Arkansas, Florida, Illinois, Indiana, Iowa, Kentucky, Louisiana, Mississippi, Missouri, Tennessee, and Texas. We offer a diversified range of financial services in the communities we serve and we operate approximately 868 banking offices and 1,018 automated teller machines. The address of our principal executive offices is 7130 Goodlett Farms Parkway, Memphis, Tennessee 38018 and our telephone number is (901) 580-6000. Our website is located at www.unionplanters.com.

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Our Annual Meeting will be held on April 20, 2000 at 10:00 a.m. EDT, at Union Planters Bank, National Association, 2800 Ponce DeLeon Boulevard, 7th Floor Media Room, Coral Gables, Florida 33134. If you plan to attend the Annual Meeting, please bring your admission ticket with you. Your admission ticket is included with this proxy statement.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you these proxy materials because Union Planters' Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. If you own Union Planters common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Union Planters' Corporate Trust Division at (800) 900-4548. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. On March 17, 2000, we began mailing these proxy materials to all shareholders of record at the close of business on February 22, 2000.

INFORMATION ABOUT VOTING

     Shareholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

    - By Telephone -- You can vote by telephone by calling toll-free 1-888-215-6897 and following the instructions on the proxy card;

    - By Internet -- You can vote by Internet by following the instructions on the proxy card; or

    - By Mail -- You can vote by mail by signing, dating and mailing the enclosed proxy card.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning stock through certain banks and brokers. If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it and your admission ticket to the Annual Meeting in order to vote.

     If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against each of the other proposals. If you sign and return the card without indicating your instructions, your shares will be voted for:

     - The election of the three Class I nominees for directors; and

     - The ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the 2000 fiscal year.

     You may revoke or change your proxy at any time before it is exercised by sending a written revocation to Union Planters' Corporate Secretary, E. James House, Jr., by providing a letter dated later than the date of your proxy, by voting in person at the meeting or through Internet or telephone voting. Your latest telephone or Internet vote will be the one that is counted.

     Each share of Union Planters common stock is entitled to one vote. As of February 22, 2000, the record date for this solicitation of proxies, there were 135,852,886 shares of common stock outstanding.

QUORUM REQUIREMENT

     A quorum is necessary to hold a valid meeting. If holders of a majority of all the shares of common stock entitled to vote at the meeting are present in person or by proxy, a quorum will exist. If you have returned a properly executed proxy card or attend the meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. Like abstentions, broker non-votes will be counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     The three Class I directors to be elected at the Annual Meeting will be elected at the meeting by a plurality of all the votes cast at the meeting, meaning that the three nominees for director with the most votes will be elected. We do not permit cumulative voting in the election of directors.

     The appointment of PricewaterhouseCoopers LLP as our independent public accountants for the 2000 fiscal year will be ratified if the votes cast in favor exceed the votes cast in opposition.

     Abstentions and broker non-votes will have no effect on the vote on the election of directors or the ratification of PricewaterhouseCoopers LLP.

OTHER MATTERS

     The Board of Directors does not know of any other matter that will be presented at the Annual Meeting other than the proposals discussed in this proxy statement. Under our bylaws, generally no business besides the two proposals discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the Annual Meeting, your proxy holders will act on such matter in their discretion.

                             ELECTION OF DIRECTORS

DIRECTORS TO BE ELECTED

     Our charter provides for a classified Board of Directors. The Board of Directors is divided into three classes. Each class has as equal a number of directors as possible. The directors in each class serve a three-year term and only one class is elected at each annual meeting of shareholders. At the 2000 annual meeting you will be asked to elect three directors to serve in Class I for a term to expire at the annual meeting of shareholders to be held in 2003. We have four directors who are retiring pursuant to the terms of our Bylaws, and our Board has chosen not to replace them.

     The Board of Directors has no reason to believe that any nominee for director will not be available for election. However, if a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

INFORMATION ABOUT OUR DIRECTORS AND NOMINEES

     The following biographies show the age and principal occupations during the past five years of each of our directors, the date the director was first elected to the Board, and any directorships held by the director with any other public company or any registered investment company. Directors who are nominated for election at the Annual Meeting are identified by a check mark (X). Ages are shown as of February 22, 2000.

CLASS I DIRECTORS AND NOMINEES:

     X James E. Harwood (Age 63)

        - Director of Union Planters since 1996

        - President, Sterling Equities (business management advisory services)

        - Director of Morgan Keegan & Company, Inc.** (investment banking)

        - Director of SCB Computer Technology** (computer consulting services)

     C.E. Heiligenstein (Age 70)*

        - Director of Union Planters since December 1998

        - Attorney (retired)

     Carl G. Hogan (Age 70)*

        - Director of Union Planters since December 1998

        - Chairman, Hogan Motor Leasing, Inc. (contract transportation)

     S. Lee Kling (Age 71)*

        - Director of Union Planters since December 1998

        - Chairman, Kling, Rechter & Company (merchant banking)

     X Donald F. Schuppe (Age 68)

        - Director of Union Planters since 1996

        - DFS Service Company (consulting)

     X Richard A. Trippeer, Jr. (Age 60)

        - Director of Union Planters since 1974

        - President, R.A. Trippeer, Inc. (investments)

CLASS II DIRECTORS (TERM EXPIRES 2001):

     Albert M. Austin (Age 72)

        - Director of Union Planters since 1974

        - Chairman, Cannon, Austin & Cannon, Inc. (real estate)

     George W. Bryan (Age 55)

        - Director of Union Planters since 1986

        - Senior Vice President, Sara Lee Corporation (Meat Group Division, meat processing and packaging)

     C.J. Lowrance, III (Age 69)*

        - Director of Union Planters since 1985

        - President, Lowrance Brothers & Company, Inc. (planter)

     Benjamin W. Rawlins, Jr. (Age 61)***

        - Director of Union Planters since 1984

        - Chairman and Chief Executive Officer, Union Planters and Union Planters Bank, National Association

    Spence L. Wilson (Age 57)***

          - Director of Union Planters since 1996

          - President, Kemmons Wilson, Inc. (hotel development and management, resort time-sharing, home building, subdivision development, and private investment)

          - Director of Morgan Keegan & Company, Inc.** (investment banking)

CLASS III DIRECTORS (TERM EXPIRES 2002):

    Parnell S. Lewis, Jr. (Age 52)

          - Director of Union Planters since 1996

          - Member, River Investments, LLC (investments)

    Jackson W. Moore (Age 51)***

          - Director of Union Planters since 1986

          - President and Chief Operating Officer, Union Planters and Union Planters Bank, National Association

          - Director since 1997 of Prison Realty Trust, Inc.** or its predecessor (real estate investment trust)

    V. Lane Rawlins (Age 62)***

          - Director of Union Planters since 1992

          - President, The University of Memphis

    David M. Thomas (Age 69)

          - Director of Union Planters since 1998

          - Retired; President, Magnolia Federal Bank for Savings from 1988 to 1993
---------------

  * Directors Heiligenstein, Hogan, Kling, and Lowrance will be retiring at the 2000 Annual Meeting.

 ** A corporation subject to the registration or reporting requirements of the Securities Exchange Act of 1934, or registered pursuant to the Investment Company Act of 1940.

*** S.L. Wilson is a brother-in-law of our President, J.W. Moore. There is no family relationship between B.W. Rawlins and V.L. Rawlins.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES.

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met six times in 1999. In addition to meetings of the full Board, directors also attended meetings of Board committees. All of the directors attended at least 75% of all the meetings of the Board and the committees on which they served during the fiscal year. The Board of Directors has the following standing committees which meet on a regularly scheduled basis:
Community Reinvestment Act, Directors' Audit, Directors' Loan, and Salary and Benefits. The Executive Committee of the Board meets on an ad hoc basis as needed. There was one Executive Committee meeting held in 1999. The following table shows the membership of the standing committees and the Executive Committee.

                          COMMITTEE MEMBERSHIP ROSTER

                                                COMMUNITY
                                               REINVESTMENT   DIRECTORS'   DIRECTORS'               SALARY AND
NAME                                               ACT          AUDIT         LOAN      EXECUTIVE    BENEFITS
----                                           ------------   ----------   ----------   ---------   ----------
Albert M. Austin.............................                                  X*           X           X
George W. Bryan..............................                                                           X*
James E. Harwood.............................       X             X                                     X
C.E. Heiligenstein**.........................                     X
Carl G. Hogan**..............................                                                           X
S. Lee Kling**...............................       X
Parnell S. Lewis, Jr.........................                     X            X
C.J. Lowrance, III**.........................                                  X            X
Jackson W. Moore.............................                                               X
Benjamin W. Rawlins, Jr......................                                               X*
V. Lane Rawlins..............................       X*            X
Donald F. Schuppe............................       X             X*
David M. Thomas..............................       X
Richard A. Trippeer, Jr......................                                  X            X
Spence L. Wilson.............................                                  X

---------------

 * Indicates committee chair
** Indicates director is retiring at 2000 Annual Meeting.

     Community Reinvestment Act Committee. Held four meetings in 1999. This committee monitors Union Planters Bank's compliance with the Community Reinvestment Act and makes recommendations to the Board of Directors concerning Union Planters Bank's progress under the Community Reinvestment Act and the Home Mortgage Disclosure Act. This includes reviewing Union Planters Bank's small business, small farm, and home mortgage lending performance; equity investments; charitable contributions; and bank employee service hours that qualify under the above mentioned regulations. A major focus of this committee is overseeing the veracity of the lending data reported to the Office of the Comptroller of the Currency.

     Directors' Audit Committee. Held five meetings during 1999. This committee makes recommendations to the Board of Directors with respect to the selection of independent accountants; the review and scope of audit arrangements; the independent accountants' suggestions for strengthening internal control; matters of concern to the Committee, the independent accountants, or management relating to our financial statements or other results of the annual audit; the review of internal control with our financial and accounting staff; the review of the activities and recommendations of our audit director and compliance auditors; and the review of financial statements and other financial information we publish.

     Directors' Loan Committee. Held four meetings in 1999. This committee monitors the activities of the overall lending function utilizing information presented to it by management at regular quarterly meetings. This includes, but is not limited to, review of trends in outstandings and key quality measures; significant borrowing relationships; large problem loans; industry concentrations; all significant lending policies; and, the adequacy of the allowance for loan losses. The committee also reviews all lending-related reports from the regulators, auditors, and internal loan review.

     Salary And Benefits Committee. Held five meetings in 1999. This committee makes recommendations to the Board of Directors as to the amount and form of officer compensation. A subcommittee of the Salary and Benefits Committee, consisting of the same members, administers our 1992 and 1983 Stock Incentive Plans and is authorized to grant stock options and award stock without further approval, except grants to directors.

                             DIRECTOR COMPENSATION

     Directors who are employees of Union Planters or any of its subsidiaries receive no fees for their services as directors. Directors who are not employees of Union Planters or any of its subsidiaries receive an annual retainer of $32,500. Compensated directors also receive fees for service on Board committees in the following amounts:

COMMITTEE                                                 FEES
---------                                                ------
Audit..................................................  $5,000
Community Reinvestment Act.............................   3,000
Directors' Loan........................................   4,000
Executive..............................................   1,000(per meeting)
Salary and Benefits....................................   3,000

     Individual directors may, at their option, defer the receipt of directors' fees. Under alternatives available each year from 1987 through 1999 up to 100% of a director's annual board and committee fees were deferrable. Such fees, plus interest, will be paid to the participating director or to his beneficiaries, as applicable, in monthly payments for a maximum ten-year period commencing on the earlier of (1) the death of the director; or (2) the later of (a) age 65, or (b) completion of five years' participation in the fee deferral program. Nine directors elected to enter into such nonqualified deferred compensation agreements for 1999.

                         UNION PLANTERS STOCK OWNERSHIP
                      BY DIRECTORS AND EXECUTIVE OFFICERS

     This table indicates how many shares of common stock and common stock equivalents the executive officers and directors beneficially owned as of February 22, 2000. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                                          PERCENTAGE OF
                                                                      OPTIONS CURRENTLY     SHARES OF
                                                                       EXERCISABLE OR      OUTSTANDING
                                                        SHARES OF        EXERCISABLE         COMMON
NAME                                                   COMMON STOCK    WITHIN 60 DAYS         STOCK
----                                                   ------------   -----------------   -------------
Albert M. Austin(1)(2)...............................      31,725            48,145              *
George W. Bryan(1)...................................       5,900            50,000              *
Lloyd B. DeVaux(2)...................................      16,494            23,391              *
James E. Harwood(1)(2)...............................      75,991            15,113              *
C.E. Heiligenstein(1)(3).............................     264,509             1,127              *
Carl G. Hogan(1)(3)..................................      18,659             4,104              *

                                                                                          PERCENTAGE OF
                                                                      OPTIONS CURRENTLY     SHARES OF
                                                                       EXERCISABLE OR      OUTSTANDING
                                                        SHARES OF        EXERCISABLE         COMMON
NAME                                                   COMMON STOCK    WITHIN 60 DAYS         STOCK
----                                                   ------------   -----------------   -------------
S. Lee Kling(1)(2)(3)................................     236,183             1,127              *
Parnell S. Lewis, Jr.(1).............................       7,328            50,000              *
C.J. Lowrance, III(1)(3).............................      33,152            50,000              *
Jackson W. Moore(1)(2)...............................     466,762           484,935              *
John W. Parker(2)....................................      85,306            77,164              *
Benjamin W. Rawlins, Jr.(1)(2).......................     551,588           692,605              *
V. Lane Rawlins......................................       2,700            50,000              *
Donald F. Schuppe(1).................................       4,775            50,000              *
David M. Thomas(1)...................................      40,223            10,000              *
Richard A. Trippeer, Jr.(1)..........................     343,344            50,000              *
M. Kirk Walters(1)(2)................................      57,716            53,722              *
Spence L. Wilson.....................................      52,696            49,239              *
                                                        ---------         ---------           ----
Directors and Executive Officers as a group (18
  persons)...........................................   2,295,051         1,760,672           2.99%
                                                        =========         =========           ====

---------------

  * Indicates less than 1% of the shares of Union Planters common stock outstanding as of February 22, 2000.
(1) Includes shares of common stock owned by relatives or held in trusts or partnerships for the benefit of relatives with respect to which named persons disclaim any beneficial interest.
(2) Includes shares of common stock in the following amounts resulting from the exercise of nonqualified options, the receipt of which shares has been deferred pursuant to an irrevocable Stock Option Deferral Agreement: Albert
    M. Austin (1,855 shares); Lloyd B. DeVaux (2,646 shares); James E. Harwood (20,517 shares); S. Lee Kling (4,315 shares); Jackson W. Moore (154,072 shares); John W. Parker (24,153 shares); Benjamin W. Rawlins, Jr. (337,565 shares); and M. Kirk Walters (14,294 shares).
(3) C.E. Heiligenstein, Carl G. Hogan, S. Lee Kling, and C.J. Lowrance, III will retire as Directors at the 2000 Annual Meeting.

                             EXECUTIVE COMPENSATION

REPORT OF THE SALARY AND BENEFITS COMMITTEE ON EXECUTIVE COMPENSATION

     The Salary and Benefits Committee (the "Committee") is composed of four directors who are not employees of Union Planters or any of its subsidiaries. The Committee makes recommendations to the Board of Directors as to the amount and form of executive officer compensation and is responsible for granting stock options and restricted stock.

  Pay Philosophy

     The compensation programs of Union Planters are designed to align compensation with business objectives and performance, and to enable Union Planters to attract, retain and reward executives who contribute to the long-term success of Union Planters. The Committee believes that executive pay should be linked to performance. Therefore, Union Planters provides an executive compensation program which includes base pay, annual cash bonus and long-term incentive opportunities through the use of stock options and restricted stock.

     Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly-held corporation may deduct in any year for the compensation paid with respect to its five most highly compensated executive officers. While the Committee cannot predict with certainty how Union Planters' compensation tax deduction might be affected, the Committee tries to preserve the tax deductibility of all executive compensation while maintaining flexibility with respect to Union Planters' compensation programs as described in this report. Consistent with this intention, in 1997 the Committee established the Union Planters Corporation Senior Management Performance Incentive Plan and the shareholders have approved amendments to the 1992 Stock Incentive Plan. Awards under the Performance Incentive Plan and option grants under the amended 1992 Stock Incentive Plan are intended to qualify as performance-based compensation as defined under Section 162(m) of the Code so that they would be fully deductible. Additionally, Union Planters requires certain officers to defer receipt of restricted shares if the receipt of the shares were to cause an officer's compensation to exceed the Section 162(m) limitation.

  Base Salary

     Base salary is set annually based on job-related experience, individual performance and pay levels of similar positions at twenty peer financial institutions. Union Planters targets base pay at the 50th percentile of peer base pay. In determining compensation at peer financial institutions, Union Planters analyzes information from independent surveys. The surveys, which do not necessarily include the same financial institutions as included in the NYSE financial indicator (used in the performance graph), are chosen based on similarity of the surveyed financial institutions to Union Planters in terms of size, geographic region, scope of services, and return on assets/return on equity. In 1999, base salary of the named executive officers was generally at the target 50th percentile, based on peer analysis.

  Annual Bonus

     If actual return on equity (ROE) performance is within the ROE targets established by the Salary and Benefits Committee, the Performance Incentive Plan calculates a midpoint bonus based on the target percentage of base salary that corresponds with actual ROE performance. During 1999, ROE performance met or exceeded the ROE targets established by the Committee. With respect to participating executives other than the chief executive officer and the chief operating officer, the chief executive officer has discretion to increase or decrease the actual bonus by up to 50% based on an executive's individual performance. With respect to the chief executive officer and the chief operating officer, the Committee has sole discretion to decrease the actual bonus payment.

  Long-Term Incentives

     In order to link the interests of Union Planters' shareholders and senior management, Union Planters maintains a stock incentive plan. Stock options and restricted stock may be granted under the plan. Awards are based on position and individual performance. Among other conditions, stock options and restricted stock are granted subject to a vesting schedule. Options may be exercised after vesting. However, to encourage long-term share retention, shares acquired pursuant to option exercise must generally be held at least three years, or any profits from sale must be repaid to Union Planters.

     For 1999, options were granted to the executive officers based on their positions and a subjective assessment of individual performances. Generally, long-term incentive awards are targeted between the 50th and 75th percentiles of the competitive market. Union Planters utilizes the same surveys and peer financial institutions for this purpose as used in analyzing base salary and takes into consideration options and restricted stock that have already been granted.

  1999 Compensation for the Chief Executive Officer

     Many of the same philosophies used in determining compensation for officers of Union Planters are used in determining compensation for Mr. Rawlins. The Committee establishes each element of Mr. Rawlins' pay based on his achievement of specific business objectives. These objectives are based upon specific financial and nonfinancial goals. No specific weighting or formula is used to determine levels of compensation. Additionally, the Committee takes into consideration an analysis of compensation at the peer financial institutions used to review compensation of other officers of Union Planters.

  Base Salary

     In January 1999, the Committee increased Mr. Rawlins' base salary from $700,000 to $770,000 which represented a 10% increase and positioned his base salary at the 50th percentile of peer financial institutions. At the January 2000 meeting, the Committee did not make any adjustments to Mr. Rawlins' base salary.

  Annual Bonus

     The Committee determines the chief executive officer's annual bonus based upon his performance relative to business objectives established at the beginning of the year and specific corporate ROE targets. Based on 1999 performance, the Committee did not award Mr. Rawlins a bonus.

  Long-Term Incentives

     For 1999, the Committee awarded 150,000 stock options to Mr. Rawlins as part of Union Planters' long-term stock incentive plan. This was equal to the grants made to Mr. Rawlins in 1997 and 1998.

                                          SALARY AND BENEFITS COMMITTEE
                                               George W. Bryan, Chair
                                               Albert M. Austin
                                               James E. Harwood
                                               Carl G. Hogan

                           SUMMARY COMPENSATION TABLE

     The table below shows the before-tax compensation for Benjamin W. Rawlins, Jr., the Chairman and Chief Executive Officer of Union Planters, and the four next highest compensated executive officers of Union Planters.

                                                                                        LONG-TERM COMPENSATION
                                         ANNUAL COMPENSATION                                 (SEE NOTE 1)
                           -----------------------------------------------   ---------------------------------------------
                                                                OTHER         RESTRICTED     SECURITIES
                                                               ANNUAL           STOCK        UNDERLYING       ALL OTHER
        NAME AND           FISCAL                          COMPENSATION($)    AWARDS($)      OPTIONS(#)    COMPENSATION($)
   PRINCIPAL POSITION       YEAR    SALARY($)   BONUS($)    (SEE NOTE 2)     (SEE NOTE 3)   (SEE NOTE 4)    (SEE NOTE 5)
   ------------------      ------   ---------   --------   ---------------   ------------   ------------   ---------------
B.W. Rawlins, Jr.           1999     770,000         --          7,600               --       141,355           9,921
  Chairman and CEO of       1998     700,000    610,000         98,000        3,285,625       585,275          11,485
  Union Planters and UPB    1997     645,000    581,000        308,000               --       150,000          11,244
L.B. DeVaux                 1999     213,333     43,000         28,000               --            --           8,315
  Executive Vice            1998     189,667    100,000             --          563,250         6,333           9,282
    President and
  CIO of Union Planters     1997     160,833     80,000             --               --            --           9,877
  and UPB
J.W. Moore                  1999     540,000         --        264,000               --       119,540           9,927
  President and COO of      1998     500,000    430,000        189,000        2,346,875       484,935           9,298
  Union Planters and UPB    1997     455,000    410,000        231,000               --       110,000           9,213
J.W. Parker                 1999     255,000     25,000         90,000               --        31,394          10,715
  Executive Vice            1998     235,000    125,000        269,000          821,406        65,956          12,123
    President and
  CFO of Union Planters     1997     215,000    100,000         77,000               --        42,837          12,252
  and UPB
M.K. Walters                1999     192,500     19,500         68,000               --        16,412          13,115
  Senior Vice President,    1998     185,000     70,000        354,000          375,500        39,598          14,523
  Treasurer And CAO of      1997     175,000     60,000         38,000               --        34,443          11,361
  Union Planters
  and UPB

---------------

(1) Union Planters maintains two Stock Incentive Plans that were approved by shareholders in 1983 and 1992.
(2) "Other Annual Compensation" for 1999 consists of certain cash payments in connection with the long-term compensation plan.
(3) Restricted shares were granted to the named executives in 1998 under the Stock Incentive Plan approved by shareholders in 1992. Grantees have the right to receive dividends on restricted shares. Shares generally vest over twelve years in equal amounts annually and are subject to forfeiture under certain conditions. During 1998 Union Planters approved current vesting of the annual incentive which otherwise would not have vested until after the 62nd birthday of applicable executives. The aggregate market value as of December 31, 1999 (and number) of all restricted shares that were held as of December 31, 1999, and have not been released, were: $5,941,930 (150,667 shares); $433,812 (11,000 shares); $3,759,735 (95,334 shares); $1,038,547
    (26,334 shares); and $203,774 (5,167 shares), respectively, for the named executives.
(4) Shares acquired pursuant to option exercise must generally be held three years or any profits must be paid to Union Planters. Union Planters does not grant SARs.
(5) "All Other Compensation" for 1999 consists of the following various components. Employee stock ownership plan contributions on behalf of the employees as follows: $3,515; B.W. Rawlins, Jr.; $3,515 L.B. DeVaux; $3,515, J.W. Moore; $3,515, J.W. Parker; and $3,515, M.K. Walters. 401(k) plan contributions on behalf of the same employees, respectively, are as follows:
    $6,406; $4,800; $6,412; $7,200; and $9,600.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows certain information regarding option grants for Messrs. Rawlins, DeVaux, Moore, Parker and Walters.

                                                   INDIVIDUAL GRANTS
                       --------------------------------------------------------------------------
                            NUMBER OF         OPTIONS/SARS
                           SECURITIES          GRANTED TO
                       UNDERLYING OPTIONS/    EMPLOYEES IN       EXERCISE OR                            GRANT DATE
NAME                     SARS GRANTED(1)     FISCAL YEAR(%)   BASE PRICE($/SS)    EXPIRATION DATE   PRESENT VALUE(5)($)
----                   -------------------   --------------   -----------------   ---------------   -------------------
B.W. Rawlins, Jr.             20,275(2)           15.3%            44.8125           02/15/06            $139,356
                               3,584(2)                            44.8125           02/15/09              24,634
                              38,091(2)                            42.0000           10/18/06             251,865
                               2,557(2)                            42.0000           04/19/09              16,907
                              11,884(2)                            42.9375           10/18/06              78,944
                                 920(2)                            42.9375           05/06/09               6,111
                              36,032(2)                            44.4375           10/18/06             261,661
                               2,419(2)                            44.4375           04/19/09              17,567
                                 879(2)                            44.4375           10/28/09               6,383
                              11,394(2)                            44.8125           10/18/06              85,840
                                 882(2)                            44.8125           05/06/09               6,645
                                 211(2)                            44.8125           11/08/09               1,590
                             150,000(3)                            39.2500           12/16/09             938,955

L.B. DeVaux                   35,000(4)            1.9%            39.2500           12/16/09             263,904

J.W. Moore                    13,492(2)           12.1%            44.8125           02/15/06              92,735
                               2,386(2)                            44.8125           02/15/09              16,400
                              37,677(2)                            42.0000           10/18/06             249,128
                               2,529(2)                            42.0000           04/19/09              16,722
                              35,639(2)                            44.4375           10/18/06             258,807
                               2,393(2)                            44.4375           04/19/09              17,378
                                 870(2)                            44.4375           10/28/09               6,318
                              13,364(2)                            45.2500           02/15/06              94,208
                               2,363(2)                            45.2500           02/15/09              16,658
                                  60(2)                            45.2500           11/09/09                 423
                             110,000(3)                            39.2500           12/16/09             688,567

J.W. Parker                    3,041(2)            3.2%            45.6250           01/23/06              20,841
                                 635(2)                            45.6250           01/23/09               5,104
                              12,099(2)                            43.6250           10/18/06              79,661
                               1,027(2)                            43.6250           04/21/09               8,047
                              11,484(2)                            46.0000           10/18/06              86,318
                                 246(2)                            46.0000           11/16/09               2,297
                              30,000(4)                            39.2500           12/16/09             226,203

M.K. Walters                   1,856(2)            1.9%            45.1875           01/23/06              12,598
                                 377(2)                            45.1875           01/25/09               3,001
                               6,280(2)                            42.0000           10/18/06              41,525
                                 422(2)                            42.0000           04/19/09               3,290
                               5,940(2)                            44.4375           10/18/06              43,136
                                 136(2)                            44.4375           10/28/09               1,215
                              20,000(4)                            39.2500           12/16/09             150,802

---------------

(1) Generally, options may not be granted at less than the fair market value of the underlying shares on the date of grant, and will expire upon the earliest of ten years after the date of grant, termination for cause, one month after termination of employment (other than for cause) for any reason except retirement, death or disability, and one year after death. Already owned shares of stock may be used as the consideration for exercise of the option, and a reload option will generally be granted in such cases. Generally, except in the event of involuntary termination or termination due to disability, death or retirement, shares acquired by option exercise must be held at least three years or any profits from sale must be repaid to Union Planters. All options granted in 1999 have an exercise price equal to the underlying stock's fair market value on the grant date.
(2) Options granted in 1999 as reload options on exercises where shares were used as the consideration for the exercise. The reload options carry the same term as the option which was exercised. Reload options vest six months after the grant date.
(3) Options granted in 1999 which vest immediately.
(4) Options granted in 1999 which vest 1/3 twelve months after the date of grant, an additional 1/3 24 months after the date of grant and the final
    1/3 36 months after the date of grant, except for increments which otherwise would not vest until after age 62. Such increments vest immediately.
(5) Present values were calculated using the Black-Scholes option pricing model. The model is a mathematical formula which is widely used and accepted for valuing traded stock options. There is no assurance that the values generated by the model will actually be realized. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price at the date of exercise. The model was applied using the individual grant dates and the exercise price and fair market value of Union Planters' Common Stock on the grant date. It also assumed: (i) a risk-free rate of return based on the yield on a U.S. Government Zero Coupon bond with a term equal to the term of the stock grant which ranged from 4.6% to 6.6%;
    (ii) stock price volatility calculated using daily closing prices of the Common Stock of Union Planters for the expected term of the option ending on the grant date which ranged from 24.3% to 30.0%; (iii) a constant dividend yield on the respective grant dates based on the quarterly cash dividend rate per share paid by Union Planters on its Common Stock; and (iv) that the options would be exercised on the final day of their ten-year term. No discount from the theoretical value was taken to reflect the one-year waiting period prior to vesting, the restrictions on the transfer of the options, and the likelihood that the options will be exercised in advance of the final day of their term.

                OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows the number and value of stock options and stock appreciation rights (exercised and unexercised) for Messrs. Rawlins, DeVaux, Moore, Parker and Walters.

                                                                  NUMBER OF               VALUE OF UNEXERCISED
                                                            SECURITIES UNDERLYING             IN-THE-MONEY
                                                            UNEXERCISED OPTIONS/             OPTIONS/SARS AT
                                  SHARES                       SARS AT FISCAL                FISCAL YEAR-END
                                ACQUIRED ON    VALUE             YEAR-END(#)                     ($)(2)
                                 EXERCISE     REALIZED   ---------------------------   ---------------------------
             NAME                 (#)(1)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               -----------   --------   -----------   -------------   -----------   -------------
B.W. Rawlins, Jr..............    141,355     903,196      692,605        51,817         28,125              0
L.B. DeVaux...................         --          --       18,038        52,375         19,985          6,532
J.W. Moore....................    119,540     645,617      484,935        54,689         20,625              0
J.W. Parker...................     31,394     215,874       65,660        78,562              0          5,625
M.K. Walters..................     16,412     103,423       45,463        42,866          1,250          2,500

---------------

(1) Shares acquired pursuant to option exercise must generally be held three years or any profits must be paid to Union Planters. During the restriction period, shares may be used to exercise an option or to satisfy tax withholding requirements on option exercises. Numbers of shares used to exercise options and satisfy tax withholding requirements related to the above options exercised were as follows: B.W. Rawlins, Jr., 120,977; J.W. Moore, 104,928; J.W. Parker, 26,624; and M.K. Walters, 14,076.
(2) Value is calculated as the difference between the closing market price of a share of common stock on December 31, 1999 ($39.4375 per share) and the exercise price of the options. No value is reported if the exercise price of the options exceeded the market price of a share of common stock on December 31, 1999.

EMPLOYMENT CONTRACTS AND TERMINATION, SEVERANCE, AND CHANGE OF CONTROL ARRANGEMENTS

     B.W. Rawlins, Jr. and J.W. Moore have employment agreements with Union Planters. These agreements were first entered into as of December 1, 1989, and were amended and restated as of April 17, 1997. These agreements provide for minimum base salaries for Messrs. Rawlins and Moore of $700,000 and $500,000, respectively, and entitle them to receive certain other employee benefits and to participate in incentive bonus, stock option, and deferred compensation plans.

     On December 31 of each year, the terms of these employment agreements are automatically extended for one year unless Union Planters provides at least 60 days prior notice to the officer. In any case, the term of the agreement may not be extended after the officer reaches age 65. If we provide prior notice to the officer that we are electing not to extend the agreement, the officer may either remain until the end of the then-current term of his agreement, or may choose to terminate the agreement and be paid an amount equal to three times the sum of his highest base salary and highest annual bonus earned in any year during his employment ("final highest earnings"). In either such case, all options, stock appreciation rights, and other awards in the nature of rights that may be exercised, and all awards of restricted stock, if any, issued to the officer under all stock incentive plans of Union Planters (collectively, "incentive awards") will immediately vest and be exercisable and all restrictions thereon will lapse. In addition, the officer will have the right to elect within 90 days after the effective date of his termination of employment, either to receive a lump-sum cash-out of his stock options at the then-current spread value or to have the right to exercise such options for a period of two years from the date of such election.

     If termination of employment is for cause, the officer will be provided base salary through the date of termination plus any annual incentive bonus that has been previously approved but not paid. In addition, Union Planters must, at its election, either effect a lump-sum cash-out of the officer's stock options (vested and unvested) at the then-current spread value, or declare all such options to be immediately vested and exercisable by the officer within one year from notice of his termination.

     If termination of employment is due to death or disability, the officer will be provided base salary through the date of termination plus any annual incentive bonus that has been previously approved but not paid, and will receive a severance payment equal to three times his final highest earnings (as defined above). In either case, all incentive awards will immediately vest and be exercisable and all restrictions thereon will lapse. In addition, the officer or his estate will have the right to elect, within 90 days after the effective date of the officer's termination of employment, either to receive a lump-sum cash-out of his stock options at the then-current spread value or to have the right to exercise such options for a period of two years from the date of such election.

     The employment agreements also provide that in the event of a change in control of Union Planters (as defined in the agreements to include certain business combinations, acquisitions of stock or assets of Union Planters, or changes in Board composition), Messrs. Rawlins and Moore will have the option to extend the terms of their employment agreements for an additional three-year period, beginning on the later of the date of the renewal notice or the date of the change in control. Upon the commencement of any such renewal term, any remaining period of the then-current term of the employment agreement will be canceled. During the extended renewal term following a change in control, the officer may resign without penalty upon 90 days prior notice and receive a lump-sum payment equal to three times his final highest earnings (as defined above). Also, in the event of a change in control, all deferred compensation, supplemental retirement benefits, and incentive awards will immediately vest and be exercisable and all restrictions thereon will lapse, and any stock or stock equivalents held in a deferred account on behalf of the officer will become immediately payable. With respect to benefits paid, accrued or accelerated by virtue of a change in control, the agreements require Union Planters to make certain tax gross-up payments to cover the income tax and excise tax liabilities of the officers with respect to such benefits, including tax liabilities associated with the gross-up payments.

     Mr. DeVaux has a salary continuation agreement with Union Planters that was made as of May 5, 1998. The agreement provides for a base salary to Mr. DeVaux of $200,000 and entitles him to be eligible for certain employee benefits and a cash bonus and stock options to the same extent as other Union Planters officers in a similar position to Mr. DeVaux.

     In the event Mr. DeVaux is terminated without cause prior to December 31, 2001, not in connection with a change in control, Mr. DeVaux will be entitled to receive a severance payment equal to his current base salary multiplied by two and an amount equal to the highest of his two preceding cash bonuses multiplied by two. Mr. DeVaux would also be entitled to receive continued medical coverage for the lesser of two years or until he becomes reemployed.

     The salary continuation agreement also provides that in the event of a change of control of Union Planters, all shares of restricted stock granted to Mr. DeVaux will immediately vest. If Mr. DeVaux is terminated or resigns within one year of a change in control he will receive the severance payment described in the paragraph above.

EXECUTIVE BENEFIT PLANS

     Union Planters maintains two executive benefit plans for selected management employees. Eligibility is determined by the Salary and Benefits Committee, which is also responsible for administering the plans.

     The supplemental retirement plan provides a retirement income benefit at age 62 equal to a percentage of final average earnings as defined in the plan, with certain reductions described below. The benefit can be paid in either an equivalent lump sum amount or in annual or monthly installments. The plan is nonqualified and unfunded, and the amounts payable thereunder are not offset for social security or other amounts, except as described below.

     Currently, Messrs. Rawlins, Moore, Parker and Walters (executive officers at the date the plan was offered) participate in the supplemental retirement plan. Supplemental annual retirement benefits payable under the plan at age 62 are equal to 65% of the sum of the executive's highest base salary and highest annual bonus during any year of employment, less (in the case of Messrs. Rawlins, Moore and Walters) an amount calculated as the present value of Union Planters' cost of funds related to premiums paid on a split-dollar life insurance policy on the life of the executive and his spouse, which premiums will be reimbursed in full to Union Planters from the cash value of the policy. The annual supplemental retirement benefit under the plan is reduced 6% per year for early retirement after age 55 but before age 62. In addition, annual supplemental retirement benefits vest following a change in control as defined in the plan and the agreements with each of the named executives.

     The deferred compensation plan allows participants to defer a portion of their cash compensation into a nonqualified savings plan. The plan credits interest annually equal to the greater of 120% of the mid-term applicable federal rate or the Union Planters common stock total investment return. In addition, Union Planters matches amounts deferred with a 25% company contribution. The plan returns the compensation deferred plus interest earned upon termination of employment or earlier if otherwise elected by the participant.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following table and accompanying graph sets forth Union Planters cumulative shareholder return (assuming reinvestment of dividends) as compared to the Standard and Poor's 500 and the New York Stock Exchange Financial Indicator over a five-year period beginning December 31, 1994.

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                           UNION PLANTERS CORPORATION
                    TOTAL CUMULATIVE SHAREHOLDER RETURN FOR
                   FIVE-YEAR PERIOD ENDING DECEMBER 31, 1999

                              [PERFORMANCE CHART]

December 31,                         1994     1995     1996     1997     1998     1999
------------                        ------   ------   ------   ------   ------   ------
Union Planters Corporation          100.00   158.31   200.20   358.93   248.54   226.28
S&P 500                             100.00   137.55   169.11   225.52   289.96   350.96
NYSE Financial Indicator            100.00   140.07   179.35   253.30   266.30   263.85


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During 1999 some of the directors and officers of Union Planters, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, Union Planters' subsidiary banks. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. Such loans aggregated less than 1% of shareholders' equity as of December 31, 1999.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Directors' Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as the independent public accountants of Union Planters for its fiscal year ending December 31, 2000. The Board seeks to have the shareholders ratify the appointment of PricewaterhouseCoopers. PricewaterhouseCoopers, which has served as the independent public accountants of Union Planters since 1985, follows a policy of rotating the partner in charge of Union Planters' audit every seven years. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the appointment of PricewaterhouseCoopers is not ratified by the shareholders, the Board of Directors may appoint other independent public accountants based upon the recommendation of the Directors' Audit Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2000.

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any shareholder proposals intended to be presented at Union Planters' 2001 annual meeting of shareholders must be received in writing by Union Planters at the corporate offices no later than November 18, 2000. Any proposal submitted after that date will be considered untimely. It will not be included in our proxy statement and form of proxy relating to the 2001 annual meeting, and, if raised at such annual meeting, management proxy holders would be allowed to use their discretionary voting authority to vote on the proposal even though there is no discussion of the proposal in our proxy statement.

ANNUAL REPORTS AND EXHIBITS

     Union Planters' Annual Report to Shareholders is enclosed with this proxy statement. Biographical information about our executive officers is included in
Part I of the Annual Report on Form 10-K we are filing with the Securities and Exchange Commission for 1999, under the section entitled "Executive Officers of the Registrant." Neither the Annual Report to Shareholders nor the Form 10-K is to be considered proxy-soliciting material except to the extent expressly incorporated by reference in this proxy statement.

     ANY SHAREHOLDER WHO WISHES TO OBTAIN A COPY, WITHOUT CHARGE, OF UNION PLANTERS' ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1999, WHICH INCLUDES FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CONTACT THE CORPORATE MARKETING DIVISION, A1E AT POST OFFICE BOX 387, MEMPHIS, TENNESSEE 38147, OR AT TELEPHONE NUMBER (901) 580-6604. PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD (OR VOTE BY TELEPHONE OR INTERNET) AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY STILL VOTE IN PERSON, SINCE THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING TO THE CORPORATE SECRETARY OF UNION PLANTERS A WRITTEN REVOCATION OF THE PROXY.

SOLICITATION OF PROXIES

     Some of Union Planters' directors and officers, who will receive no additional compensation, may solicit proxies in person, and by telephone, telegraph, telecopy, facsimile, or mail, from brokerage houses and other institutions, nominees, fiduciaries, and custodians, who will be required to forward the proxy materials to beneficial owners of Union Planters common stock. Union Planters will, upon request, reimburse such intermediaries for their reasonable expenses in forwarding proxy materials but will not pay fees, commissions, or other compensation.

     To assist the Board of Directors, Union Planters has retained Morrow & Company, Inc. to provide proxy solicitation services at a fee of $7,500 plus customary expenses. The Trust Division of Union Planters Bank, N.A. has also been retained to assist in the solicitation of proxies. The providers of the proxy solicitation services are expected to communicate in person, or by telephone, telegraph, telecopy, facsimile, or mail with those shareholders who have not responded within a reasonable time to urge them to return their proxies. The cost of solicitation of proxies will be borne by Union Planters.

PROXY                      UNION PLANTERS CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THE UNDERSIGNED SHAREHOLDER OF UNION PLANTERS CORPORATION HEREBY NOMINATES AND APPOINTS ADOLFO HENRIQUES AND ROBERTO CAYON WITH POWER TO ACT WITHOUT THE OTHER AND WITH FULL POWER OF SUBSTITUTION AS THE UNDERSIGNED'S TRUE AND LAWFUL ATTORNEY(S) TO VOTE ALL OF THE COMMON STOCK OF UNION PLANTERS CORPORATION STANDING IN THE UNDERSIGNED'S NAME ON THE CORPORATION'S BOOKS AT THE CLOSE OF BUSINESS ON FEBRUARY 22, 2000, WITH ALL THE POWERS THE UNDERSIGNED WOULD POSSESS IF PRESENT IN PERSON, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2000, OR ANY ADJOURNMENT THEREOF.

                   THIS PROXY CONTINUED ON THE REVERSE SIDE.

            Please sign and date on reverse side and return promptly
                          using the enclosed envelope.

                            --FOLD AND DETACH HERE--

                                                                               PLEASE
                                                                               MARK YOUR
                                                                               VOTE AS    [ X ]
                                                                               INDICATED
                                                                               IN THIS
                                                                               EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

IF SIGNED AND DATED WITH NO VOTING DIRECTION, VOTES WILL BE CAST FOR AS RECOMMENDED BY BOARD OF DIRECTORS

Item 1. Election of Directors                                                  CLASS I
                                                                               01 James E. Harwood
      FOR ALL NOMINEES         WITHHOLD                                        02 Donald F. Schuppe
      listed to the right      AUTHORITY                                       03 Richard A. Trippeer, Jr.
      (except as marked to     to vote for all nominees
      the contrary)            listed to the right                             (TO WITHHOLD AUTHORITY VOTE FOR ANY INDIVIDUAL
              [ ]                      [ ]                                     NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)



Item 2. Ratification of the
selection of
PricewaterhouseCoopers
LLP as independent
accountants and
auditors.
 FOR    AGAINST  ABSTAIN

 [ ]      [ ]     [ ]


                      Dated ______________________________________________, 2000

                      Signature of Stockholder__________________________________

                        Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity sign name and title.

                            - FOLD AND DETACH HERE -

UNION PLANTERS CORPORATION ENCOURAGES YOU TO TAKE ADVANTAGE OF CONVENIENT WAYS TO VOTE YOUR SHARES. IF VOTING BY PROXY, YOU MAY VOTE BY MAIL, OR CHOOSE ONE OF THE TWO METHODS DESCRIBED BELOW. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY HOLDERS TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD. TO VOTE BY TELEPHONE OR INTERNET, READ THE ACCOMPANYING PROXY STATEMENT AND THEN FOLLOW THESE EASY STEPS:

- YOU WILL BE ASKED TO ENTER A CONTROL NUMBER WHICH IS LOCATED IN THE LOWER RIGHT HAND CORNER OF THIS FORM.

VOTE BY PHONE

OPTION #1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS:
                                    PRESS 1

               WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1

OPTION #2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY: PRESS 0. YOU WILL
           HEAR THESE INSTRUCTIONS:

Item 1: To vote FOR ALL nominees, press 1: To WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Item 2: To vote FOR, press 1: AGAINST, press 9; ABSTAIN, press 0.
When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET: THE WEB ADDRESS IS WWW.PROXYVOTING.COM/UPC

         IF YOU VOTE BY PHONE OR INTERNET -- DO NOT MAIL THE PROXY CARD               ----------------------
                                                                                          Control Number
                             THANK YOU FOR VOTING.                                    for Telephone/Internet
                                                                                              voting
        CALL TOLL FREE ON A TOUCH-TONE TELEPHONE 1-888-215-6897 ANYTIME
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.
                           -- FOLD AND DETACH HERE --

(UNION PLANTERS CORP LOGO)
2000 ANNUAL MEETING ADMISSION TICKET

                                             2000 ANNUAL MEETING OF SHAREHOLDERS
                                                        Thursday, April 20, 2000
                                                                  10:00 a.m. EDT
                                       Union Planters Bank, National Association
                                                        Seventh Floor Media Room
                                                     2800 Ponce DeLeon Boulevard
                                                           Coral Gables, Florida

     Please present this ticket for admittance. Admittance will be based on availability of seating